SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 JULY 20, 1995

                              HALLIBURTON COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OR OTHER                      COMMISSION                IRS EMPLOYER
JURISDICTION                        FILE NUMBER               IDENTIFICATION
OF INCORPORATION                                              NUMBER

DELAWARE                              1-3492                  NO. 73-0271280

                               3600 LINCOLN PLAZA
                             500 NORTH AKARD STREET
                            DALLAS, TEXAS 75201-3391
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                       INCLUDING AREA CODE - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

      A. On July 20, 1995, the registrant issued a press release entitled Halliburton 1995 Third Quarter Dividend pertaining, among other things, to an announcement that registrant's board of directors declared a third quarter dividend of 25 cents a share on registrant's common stock, payable September 21, 1995 to shareholders of record at the close of business on August 31, 1995.

      B. On July 20, 1995, the registrant issued a press release entitled Halliburton Calls Convertible Debentures pertaining, among other things, to an announcement that registrant is calling the entire outstanding principal amount of registrant's zero coupon convertible subordinated debentures due March 13, 2006 on September 1, 1995.
            The redemption price will be $536.5029 per $1,000.00 principal amount of Debentures at maturity. The total cost of redemption, assuming all Debentures are submitted for redemption, will be approximately $391 million.

      C. On July 20, 1995, the registrant issued a press release entitled David J. Lesar Named Executive Vice President and Chief Financial Officer pertaining, among other things, to an announcement that David J. Lesar has been named as executive vice president and chief financial officer of registrant effective August 1, 1995.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  EXHIBIT 20 - Press releases dated July 20, 1995.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             HALLIBURTON COMPANY




Date:    July 24, 1995                               By: _______________________
                                                          Robert M. Kennedy
                                                          Vice President - Legal




























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                                 EXHIBIT INDEX



Exhibit                                                          Sequentially
NUMBER                              DESCRIPTION                  NUMBERED PAGE

    20                              Press Release of
                                    July 20, 1995                5 of 9
                                    Incorporated by Reference

   20                               Press Release of
                                    July 20, 1995                6 of 9
                                    Incorporated by Reference

   20                               Press Release of
                                    July 20, 1995                8 of 9
                                    Incorporated by Reference
























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